

UMPQUA BANK Acquires Banking Operation of Nevada Security Bank– Reno, NV, In FDIC Assisted Transaction – June 18, 2010

UMPQUA B·A·N·K

Safe Harbor Statement

During the course of this presentation, we may make forward-looking statements regarding future events or the future financial performance of the Company. We wish to caution you that such forward-looking statements are just predictions subject to certain risks and uncertainties that could cause actual events or results to materially differ, either better or worse, from those projected. A discussion of risk factors that may affect the actual outcomes relating to such forward-looking statements and the Company's results of operations in general is included in the Company's Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

UMPQUA B·A·N·K

Transaction overview

- FDIC assisted whole bank purchase and assumption transaction with loss share
- Umpqua Bank acquired certain assets and assumed certain liabilities from the FDIC as receiver of Nevada Security Bank of Reno, NV
- Includes the Silverado Bank division in Roseville, CA
- No holding company assets or liabilities acquired
- All approvals received
- Closed June 18, 2010

UMPQUA B·A·N·K

Expands into contiguous market


Seattle
WASHINGTON
Vancouver
Portland
OREGON
Eugene
Bend
Umpqua Bank
Nevada Security Bank
181 total stores
Redding
CALIFORNIA
NEVADA
Reno
Sacramento
San Francisco

UMPQUA BANK



Redding
CALIFORNIA
NEVADA
Reno
Sacramento
San Francisco
5
101
99
80
395
50
Umpqua Bank
Nevada Security Bank

UMPQUA BANK

Transaction details

- Acquired $497 million of assets, including $342 million of loans,
- Assumed $440 million of deposits
- Excludes certain brokered deposits
- 4.9% asset discount, no deposit premium
- Loans subject to a loss sharing agreement with the FDIC at 80%
- No upside sharing with FDIC
- Estimated $2.4 million in merger related costs

UMPQUA BANK

Note: Amounts based on March 31, 2010 financial statements, subject to final closing balances and fair value adjustments as of June 18, 2010.

Transaction rationale

- Expands Umpqua brand into the Reno, Nevada market
- FDIC loss sharing provides protection
- IRR in excess of 15%
- Accretive to operating earnings immediately
- Utilizes small portion of excess capital
- Umpqua continues to be positioned for further acquisitions

UMPQUA B·A·N·K

Umpqua is an experienced acquirer with a demonstrated ability to integrate new depositories

Independent Financial Network (Coos Bay, OR)
- June 22, 2001
- $54mm all stock
- 14 stores (6 brands)
  - $390mm in assets
  - $323mm in deposits

Linn-Benton Bank (Albany, OR)
- August 21, 2001
- $20mm part cash, part stock
- 5 stores (1 brand)
  - $117mm in assets
  - $106mm in deposits

Humboldt Bancorp (Roseville, CA)
- March 13, 2004
- $344mm all stock
- 27 stores (4 brands)
  - $1,045mm in assets
  - $823mm in deposits

North Bay Bancorp (Napa, CA)
- January 17, 2007
- $156mm all stock
- 10 stores (2 brands)
  - $728mm in assets
  - $463mm in deposits

EvergreenBank (Seattle, WA)
- January 22, 2010
- FDIC-assisted transaction
- 7 stores (1 brand)
  - $355mm in assets including $252mm in loans
  - $286mm in deposits

2000 | 2002 | 2004 | 2006 | 2008 | 2010

VRB Bancorp (Rogue River, OR)
- August 15, 2000
- $56mm all stock
- 13 stores (1 brand)
  - $327mm in assets
  - $279mm in deposits

Centennial Bancorp (Portland, OR)
- July 23, 2002
- $215mm part cash, part stock
- 23 stores (1 brand)
  - $821mm in assets
  - $698mm in deposits

Western Sierra Bancorp (Cameron Park, CA)
- February 7, 2006
- $356mm all stock
- 31 stores (4 brands)
  - $1,492mm in assets
  - $1,016mm in deposits

Bank of Clark County (Vancouver, WA)
- January 20, 2009
- FDIC-assisted deposit deal
- Assumed $167mm in deposits at no premium
  - Also acquired certain assets totaling $23mm and 2 stores

Rainier Pacific Bank (Tacoma, WA)
- February 26, 2010
- FDIC-assisted transaction
- 14 stores (1 brand)
  - $721mm in assets including $461mm in loans
  - $426mm in deposits

UMPQUA B·A·N·K

Summary

- Low risk transaction
- Integration started immediately
- Expand into contiguous market and new state
- Financially attractive to Umpqua shareholders

UMPQUA B·A·N·K



Thank you.

UMPQUA B·A·N·K